EXHIBIT 99.2


Investor Relations Supplemental Schedules

[OXY LOGO]



                     OCCIDENTAL PETROLEUM
                      2004 First Quarter
                       Net Income (Loss)
                         ($ millions)

                                          REPORTED                                                         CORE
                                           INCOME        SIGNIFICANT ITEMS AFFECTING INCOME              EARNINGS
                                        ------------     -------------------------------------         ------------
Oil & Gas                               $        750                                                   $        750

Chemical                                          50                                                             50

Corporate
Interest
Debt, net                                        (54)                                                           (54)
Trust pfd distributions & other                  (14)              11  Trust pfd redemption charge               (3)
    Other                                        (55)                                                           (55)
    Taxes                                       (190)             (20) IRS settlement                          (214)
                                                                   (4) Tax effect of adjustments
                                        ------------     ------------                                  ------------
NET INCOME                              $        487     $        (13)                                 $        474
                                        ============     ============                                  ============


BASIC EARNINGS PER COMMON SHARE         $       1.24                                                   $       1.21
                                        ============                                                   ============

Investor Relations Supplemental Schedules

[OXY LOGO]



                     OCCIDENTAL PETROLEUM
                      2003 First Quarter
                       Net Income (Loss)
                         ($ millions)


                                              REPORTED                                                               CORE
                                               INCOME        SIGNIFICANT ITEMS AFFECTING INCOME                    EARNINGS
                                            ------------     ----------------------------------------            ------------
Oil & Gas                                   $        727                                                         $        727

Chemical                                              35                                                                   35


Corporate
Interest
Debt, net                                           (124)              61  Debt repayment fee                             (63)
   Trust pfd distributions & other                   (11)                                                                 (11)
Other                                                (56)                                                                 (56)
Taxes                                               (178)             (21) Tax effect of adjustments                     (199)

                                            ------------     ------------                                        ------------
Income from continuing operations                    393               40                                                 433
Cumulative effect of accounting changes              (68)              68  Cumulative effect of acct changes               --
                                            ------------     ------------                                        ------------
NET INCOME                                  $        325     $        108                                        $        433
                                            ============     ============                                        ============

BASIC EARNINGS PER COMMON SHARE             $       0.86                                                         $       1.14
                                            ============                                                         ============

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
         ITEMS AFFECTING COMPARABILITY OF CORE EARNINGS BETWEEN PERIODS

PRE-TAX
INCOME / (EXPENSE)                                   FIRST QUARTER
                                             -----------------------------
                                                 2003             2002
                                             ------------     ------------
CORPORATE
 Equity earnings                                       (3)             (21)

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                          Worldwide Effective Tax Rate

                                                     2004         2003         2003
REPORTED INCOME                                      QTR 1        QTR 1        QTR 4
                                                   --------     --------     --------
Pre-tax Income                                          848          726          686

Income tax expense
  Domestic (Federal and state)                          191          179          152
  Foreign (included in operating segments)              170          154          152
                                                   --------     --------     --------
  Total                                                 361          333          304

Income from continuing operations                       487          393          382
Cumulative effect of acct changes                        --          (68)          --
                                                   --------     --------     --------
Net Income                                              487          325          382

WORLDWIDE EFFECTIVE TAX RATE                            43%          46%          44%


                                                     2004         2003         2003
CORE INCOME                                          QTR 1        QTR 1        QTR 4
                                                   --------     --------     --------
Pre-tax Income                                          859          787          686

Income tax expense
  Domestic (Federal and state)                          215          200          152
  Foreign (included in operating segments)              170          154          152
                                                   --------     --------     --------
  Total                                                 385          354          304

                                                   --------     --------     --------
Core Income                                             474          433          382

WORLDWIDE EFFECTIVE TAX RATE                            45%          45%          44%

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                      2004 FIRST QUARTER NET INCOME (LOSS)
                           REPORTED INCOME COMPARISON

                                                    FIRST               FOURTH
                                                   QUARTER             QUARTER
                                                     2004                2003               B / (W)
                                                  ----------          ----------          ----------
OIL & GAS                                         $      750          $      640          $      110
CHEMICAL                                                  50                  71                 (21)
CORPORATE
  INTEREST
    DEBT, NET                                            (54)                (53)                 (1)
    TRUST PFD DISTRIBUTIONS & OTHER                      (14)                (10)                 (4)
  OTHER                                                  (55)               (109)                 54
  TAXES                                                 (190)               (157)                (33)
                                                  ----------          ----------          ----------
NET INCOME                                        $      487          $      382          $      105
                                                  ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE                   $     1.24          $     0.99          $     0.25
                                                  ==========          ==========          ==========

EFFECTIVE TAX RATE                                       43%                 44%                  1%
                                                  ==========          ==========          ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                      2004 FIRST QUARTER NET INCOME (LOSS)
                            CORE EARNINGS COMPARISON

                                                    FIRST               FOURTH
                                                   QUARTER             QUARTER
                                                     2004                2003               B / (W)
                                                  ----------          ----------          ----------
OIL & GAS                                         $      750          $      640          $      110
CHEMICAL                                                  50                  71                 (21)
CORPORATE
  INTEREST
    DEBT, NET                                            (54)                (53)                 (1)
    TRUST PFD DISTRIBUTIONS & OTHER                       (3)                (10)                  7
  OTHER                                                  (55)               (109)                 54
  TAXES                                                 (214)               (157)                (57)
                                                  ----------          ----------          ----------
NET INCOME                                        $      474          $      382          $       92
                                                  ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE                   $     1.21          $     0.99          $     0.22
                                                  ==========          ==========          ==========

EFFECTIVE TAX RATE                                       45%                 44%                 -1%
                                                  ==========          ==========          ==========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2004 1st Quarter                                       $    750
     2003 4th Quarter                                            640
                                                            --------
                                                            $    110
                                                            ========


     Price Variance                                         $    161

     Volume Variance                                              --

     Exploration Expense Variance                                 (9)

     All Other                                                   (42) *
                                                            --------
                                        TOTAL VARIANCE      $    110
                                                            ========

*  2003 includes $38 property tax settlement


     ======================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2004 1st Quarter                                       $     50
     2003 4th Quarter                                             71
                                                            --------
                                                            $    (21)
                                                            ========


     Sales Price                                            $     17

     Sales Volume/Mix                                              7

     Operations/Manufacturing                                    (38) *

     All Other                                                    (7)
                                                            --------
                                        TOTAL VARIANCE      $    (21)
                                                            ========

     * Higher energy and higher feedstock costs

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                      2004 FIRST QUARTER NET INCOME (LOSS)
                           REPORTED INCOME COMPARISON

                                          FIRST               FIRST
                                         QUARTER             QUARTER
                                           2004                2003               B / (W)
                                        ----------          ----------          ----------
OIL & GAS                               $      750          $      727          $       23
CHEMICAL                                        50                  35                  15
CORPORATE
  INTEREST
    DEBT, NET                                  (54)               (124)                 70
    TRUST PFD DISTRIBUTIONS & OTHER            (14)                (11)                 (3)
  OTHER                                        (55)                (56)                  1
  TAXES                                       (190)               (178)                (12)
                                        ----------          ----------          ----------
INCOME FROM CONTINUING OPERATIONS              487                 393                  94
DISCONTINUED OPERATIONS, NET                    --                 (68)                 68
                                        ----------          ----------          ----------
NET INCOME                              $      487          $      325          $      162
                                        ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE         $     1.24          $     0.86          $     0.38
                                        ==========          ==========          ==========

EFFECTIVE TAX RATE                             43%                 46%                  3%
                                        ==========          ==========          ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                      2004 FIRST QUARTER NET INCOME (LOSS)
                            CORE EARNINGS COMPARISON

                                          FIRST               FIRST
                                         QUARTER             QUARTER
                                           2004                2003               B / (W)
                                        ----------          ----------          ----------
OIL & GAS                               $      750          $      727          $       23
CHEMICAL                                        50                  35                  15
CORPORATE
  INTEREST
    DEBT, NET                                  (54)                (63)                  9
    TRUST PFD DISTRIBUTIONS & OTHER             (3)                (11)                  8
  OTHER                                        (55)                (56)                  1
  TAXES                                       (214)               (199)                (15)
                                        ----------          ----------          ----------
NET INCOME                              $      474          $      433          $       41
                                        ==========          ==========          ==========

BASIC EARNINGS PER COMMON SHARE         $     1.21          $     1.14          $     0.07
                                        ==========          ==========          ==========

EFFECTIVE TAX RATE                             45%                 45%                  0%
                                        ==========          ==========          ==========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2004 1st Quarter                                       $    750
     2003 1st Quarter                                            727
                                                            --------
                                                            $     23
                                                            ========


     Price Variance                                         $     48

     Volume Variance                                              46

     Exploration Expense Variance                                (26)

     All Others                                                  (45)
                                                            --------
                                        TOTAL VARIANCE      $     23
                                                            ========


     ======================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2004 1st Quarter                                       $     50
     2003 1st Quarter                                             35
                                                            --------
                                                            $     15
                                                            ========


     Sales Price                                            $     16

     Sales Volume/Mix                                              8

     Operations/Manufacturing                                     (8) *

     All Other                                                    (1)
                                                            --------
                                        TOTAL VARIANCE      $     15
                                                            ========

     * Higher feedstock costs.

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                            FIRST QUARTER
                                        ---------------------
                                          2004         2003
                                        --------     --------
NET PRODUCTION PER DAY:
  UNITED STATES
    CRUDE OIL AND LIQUIDS (MBL)
                       California             77           78
                          Permian            153          144
                    Horn Mountain             25           15
                          Hugoton              3            4
                                        --------     --------
                            TOTAL            258          241
    NATURAL GAS (MMCF)
                       California            243          262
                          Hugoton            127          144
                          Permian            140          117
                    Horn Mountain             17            5
                                        --------     --------
                            TOTAL            527          528
  LATIN AMERICA
    CRUDE OIL (MBL)
                         Colombia             36           37
                          Ecuador             43           16
                                        --------     --------
                            TOTAL             79           53
  MIDDLE EAST
    CRUDE OIL (MBL)
                             Oman             14           13
                            Qatar             42           47
                            Yemen             39           39
                                        --------     --------
                            TOTAL             95           99
    NATURAL GAS (MMCF)
                             Oman             11           --

  OTHER EASTERN HEMISPHERE
    CRUDE OIL (MBL)
                         Pakistan              9           10
    NATURAL GAS (MMCF)
                         Pakistan             75           75

BARRELS OF OIL EQUIVALENT (MBOE)
--------------------------------

SUBTOTAL CONSOLIDATED SUBSIDIARIES           543          504
OTHER INTERESTS
 COLOMBIA - MINORITY INTEREST                 (4)          (4)
 RUSSIA - OCCIDENTAL NET INTEREST             28           30
 YEMEN - OCCIDENTAL NET INTEREST               1            2
                                        --------     --------
TOTAL WORLDWIDE PRODUCTION (MBOE)            568          532
                                        ========     ========

Investor Relations Supplemental Schedules

[OXY LOGO]



                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                      FIRST QUARTER
                                   --------------------
                                     2004        2003
                                   --------    --------
OIL & GAS:
----------
     PRICES
     UNITED STATES
     Crude Oil ($/BBL)                32.62       31.57
     Natural gas ($/MCF)               5.00        4.30

     LATIN AMERICA
     Crude oil ($/BBL)                28.99       31.23

     MIDDLE EAST
     Crude oil ($/BBL)                30.08       30.40
     Natural gas ($/MCF)               0.97          --

     OTHER EASTERN HEMISPHERE
     Crude oil ($/BBL)                29.37       28.05
     Natural Gas ($/MCF)               2.23        1.89


                                      FIRST QUARTER
                                   --------------------
                                     2004        2003
                                   --------    --------
Exploration Expense
   Domestic                        $     38    $     25
   Latin America                          1           1
   Middle East                           13           3
   Other Eastern Hemisphere               2          (1)
                                   --------    --------
              TOTAL                $     54    $     28
                                   ========    ========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    CHEMICALS
                                 Volume (M Tons)

                                  FIRST QUARTER
                              ---------------------
MAJOR PRODUCTS                  2004         2003
                              --------     --------
  Chlorine                         706          686
  Caustic                          732          637
  Ethylene Dichloride              122          131
  PVC Resins                     1,071        1,063


                                    CHEMICALS
                                 Prices (Index)

                                  FIRST QUARTER
                              ---------------------
MAJOR PRODUCTS                  2004         2003
                              --------     --------
  Chlorine                        1.60         1.64
  Caustic                         0.71         0.81
  Ethylene Dichloride             1.32         1.23
  PVC Resins                      0.94         0.89


1987 through 1990 average price = 1.00


CHLORINE
--------
OXYCHEM COMMENTARY
------------------

o Chlorine operating rates strengthened in the 1st quarter due to strong demand into the vinyl's chain. Industry operating rates increased approximately 1% in the 1st quarter 2004 versus the 4th quarter 2003.

o OxyChem announced a $75 per ton price increase on January 27th , effective February 26th. Other U.S. chlor-alkali producers also announced a $75 per ton price increase in the 1st quarter.

o Due to the tightening chlorine supply/demand balance, OxyChem announced and implemented a chlorine control program on March 15th.

Investor Relations Supplemental Schedules

[OXY LOGO]


INFLUENCING FACTORS:
--------------------

Industry operating rates are nearing practical capacity levels. Normal seasonal increases in the bleach, water treatment and agricultural end use markets are expected to push chlorine demand higher in the 2nd quarter.

CAUSTIC
-------
OXYCHEM COMMENTARY
------------------
o Caustic soda sales improved in the 1st quarter propelled by strong demand in the organic and alumina markets. Continuing improvement in the U.S. manufacturing sector also contributed to the overall increase in sales.

o Demand for caustic soda is expected to improve in the 2nd quarter as the requirements for seasonal applications increase.

o Pricing came under pressure in the 1st quarter due to high chlorine industry operating rates in support of increased vinyl's demand.

INFLUENCING FACTORS:
--------------------
A narrowing supply/demand imbalance for liquid caustic soda will lend support for future price improvement in 2004. Continued improvement in the U.S. manufacturing sector is expected to result in higher caustic soda demand. However, weakness in the manufacturing sector coupled with high chlorine industry operating rates could prolong the supply/demand imbalance.

EDC
---
OXYCHEM COMMENTARY
------------------

o EDC prices improved in the Far East early in the 1st quarter in conjunction with higher values for VCM and PVC.

o A March pullback of PVC prices in China and uncertainty about future price movements stabilized the upward EDC price momentum experienced in the first part of the quarter.

o While VCM and PVC remain tight, the current global EDC supply/demand position is balanced to long. As a result, EDC is relatively undervalued in comparison to the other intermediates in the vinyl's chain.

INFLUENCING FACTORS:
--------------------
Higher PVC requirements in Asia, particularly China, are fueling demand for VCM and EDC. However, despite the strong demand, Asian VCM production has been curtailed

Investor Relations Supplemental Schedules

[OXY LOGO]


due to both scheduled and unscheduled VCM plant outages. This situation has negatively impacted EDC sales, resulting in a weaker than expected EDC supply/demand balance. As no significant changes are expected in Asian VCM production in the 2nd quarter, EDC demand is projected to remain flat.

PVC/VCM
-------
OXYCHEM COMMENTARY
------------------

o Domestic sales for PVC resin were strong in the 1st quarter in anticipation of seasonal demand for pipe and other exterior building products. Inventory throughout the vinyl's chain has remained moderate in comparison to 2003.

o PVC resin exports were also strong during the 1st quarter, due primarily to demand from China.

o Both the Westlake Geismar and Shintech Addis facilities remain idle. There is no indication that either plant will restart in 2004.

o Industry operating rates for PVC resin during the 1st quarter were constrained due to scheduled and unscheduled VCM outages. OxyChem ran PVC resin at available capacity.

o Domestic PVC resin prices increased $0.02 per pound in January versus December and another $0.02 per pound in both February and March. An additional $0.02 per pound increase has been implemented for April with $0.02 more announced for May. Higher sales prices have been necessary to offset higher ethylene and natural gas cost.

o As a result of increased PVC demand and tight VCM supply, PVC resin export prices ended the quarter at $850 - $870 per metric ton CFR Southeast Asia.

o The on-going VCM outages at Pemex and Dow contributed to a tight VCM supply during the 1st quarter. This tightness is expected to continue throughout the 2nd quarter as demand outpaces supply. As of early April, VCM inventories throughout the industry are at minimum levels

o VCM export prices closed the 1st quarter at $640 - $660 per metric ton FOB Gulf Coast.

INFLUENCING FACTORS:
--------------------
Strong global demand for PVC and VCM coupled with a tight VCM supply will provide support for future price improvement throughout the vinyl's chain. Continued economic recovery is expected to sustain a strong vinyl's business environment through the 2nd quarter.

Investor Relations Supplemental Schedules

[OXY LOGO]



                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                         FIRST QUARTER
                                     ---------------------
CAPITAL EXPENDITURES ($MM)             2004         2003
                                     --------     --------
 Oil & Gas
    California                       $     61     $     44
    Permian                                62           55
    Other - U.S.                            4           14
    Latin America                          20            7
    Middle East                           168          102
    Other Eastern Hemisphere               11            3
 Chemicals                                 16           68   *
 Corporate                                  1            5
                                     --------     --------
              TOTAL                  $    343     $    298
                                     ========     ========

(1)  Includes $44 for buyout of railcar leases

                                         FIRST QUARTER
DEPRECIATION, DEPLETION &            ---------------------
  AMORTIZATION OF ASSETS ($MM)         2004         2003
                                     --------     --------
  Oil & Gas
     Domestic                        $    156     $    165
     Latin America                         22           13
     Middle East                           69           52
     Other Eastern Hemisphere              12            8
  Chemicals                                61           44
  Corporate                                 5            3
                                     --------     --------
              TOTAL                  $    325     $    285
                                     ========     ========

Investor Relations Supplemental Schedules

[OXY LOGO]



                              OCCIDENTAL PETROLEUM
                                    CORPORATE
                                  ($ millions)

PRELIMINARY                                                   31-MAR-04         31-DEC-03
                                                            -------------     -------------

CAPITALIZATION

Oxy Long-Term Debt (including current maturities)           $       4,041     $       4,016

Trust Preferred Securities                                             --               453

Subsidiary Preferred Stock                                             75                75

Others                                                                 26                26
                                                            -------------     -------------

                          TOTAL DEBT                        $       4,142     $       4,570
                                                            =============     =============


EQUITY                                                      $       8,464     $       7,929
                                                            =============     =============

Total Debt To Total Capitalization                                    33%               37%
                                                            =============     =============

Investor Relations Supplemental Schedules

[OXY LOGO]


Statements in this presentation that contain words such as "will" or "expect", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations, and supply/demand considerations, for oil, gas and chemicals; higher-than-expected costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.